Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
(13)         Subsequent Events.

As of January 1, 2015, the Trust redeemed out of the “OASIS Paskewitz Asset Mgmt Series” (managed by PAM) and after quarter end reallocation subscribed to allocate those funds to the cash investment account at Wells to be managed by RJOIM.  The amount redeemed out of OASIS PAM was $588,130 and the amount allocated to Wells was $588,130 after the quarter-end reallocation.

On January 31, 2015, the Trust entered into the Tenth Amended and Restated Declaration and Agreement of Trust to aggregate comments made through previous amendments to the Ninth Amended and Restated Declaration and Agreement of Trust, as well as to: (i) make certain clarifying edits; (ii) reflect certain updates to the language regarding the fees and expenses of the Trust; and (iii) revise language regarding certain regulatory requirements of the Trust that are no longer applicable.  None of the foregoing items are expected to significantly affect the unitholders.  Such agreement is filed herewith.

On February 19, 2015, the Trust entered into the Second Amendment to Advisory Agreement, made as of April 30, 2014, by and among OASIS Centurion LLC, R. J. O’Brien Fund Management, LLC and Centurion Investment Management, LLC, which amended the list of permissible commodity interests to be traded on behalf of OASIS Centurion LLC.  Such agreement is filed herewith.

The Trust expects to pay annual expenses of approximately 7.89% (for Class C units) to 12.71% (for Class D units) after taking into account estimated interest income of its average month-end assets.